SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 19, 2002


                                  Kadant Inc.
                        ------------------------------
               (Exact Name of Registrant as Specified in Charter)


Delaware                           1-11406                            52-1762325
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(State or Other                  (Commission                       (IRS Employer
Jurisdiction                     File Number)                Identification No.)
of Incorporation)


One Acton Place,
Acton, Massachusetts                                                       01720
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(Address of Principal Executive Offices)                              (Zip Code)


                                 (978) 776-2000
                         ------------------------------
               (Registrant's telephone number, including area code)



                                 Not Applicable
                         ------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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Item 4.  Changes in Registrant's Certifying Accountant.

         On June 19, 2002, Kadant Inc. (the "Company") dismissed Arthur Andersen LLP ("Andersen") as its independent public accountants, and engaged Ernst & Young LLP ("Ernst & Young") to serve as its independent public accountants for the fiscal year ending December 28, 2002, effective immediately. The decision to change accountants was approved by the Company's Audit Committee of the Board of Directors and ratified by the Company's Board of Directors.

         The reports of Andersen on the Company's consolidated financial statements for each of the fiscal years ended December 29, 2001 and December 30, 2000 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the Company's fiscal years ended December 29, 2001 and December 30, 2000 and the subsequent interim period preceding the date of the dismissal of Andersen, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Andersen, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its reports on the Company's consolidated financial statements; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

         The Company has provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Andersen's letter to the Securities and Exchange Commission, dated June 20, 2002, stating that it has found no basis for disagreement with such statements.

         During the Company's fiscal years ended December 29, 2001 and December 30, 2000 and the subsequent interim period prior to engaging Ernst & Young, the Company did not consult with Ernst & Young regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

         16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated June 20, 2002, regarding the change in the Company's certifying accountant.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               KADANT INC.


Date:  June 20, 2002                            By: /s/ Thomas M. O'Brien
                                                    ----------------------------
                                                    Thomas M. O'Brien
                                                    Executive Vice President and
                                                    Chief Financial Officer


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                                 EXHIBIT INDEX


16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated June 20, 2002, regarding the change in the Company's certifying accountant.